                                                                   EXHIBIT 10.32

                           ASSIGNMENT AND ACCEPTANCE

                             Dated February 2, 1996

     Reference is made to the Credit Agreement dated as of June 30, 1995 (the "Credit Agreement") among KEVCO, INC., a Texas corporation ("Borrower"), NationsBank of Texas, N.A. as Administrative Lender ("Administrative Lender"), and the lenders parties thereto. Terms defined in the Credit Agreement are used herein with the same meaning

     The Daiwa Bank, Limited ("Assignor") and The Sumitomo Bank, Ltd., Chicago Branch ("Assignee") agree as follows:

     1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, a 100% interest in and to all of Assignor's rights and obligations under the Credit Agreement, the Notes, the other Loan Documents and Collateral as of the Effective Date (as defined below) , with respect to such percentage interest in Assignor's Commitments as in effect on the Effective Date, the principal amount of Advances owing to Assignor on the Effective Date, and the Revolving Credit Note and the Term Loan Note held by Assignor, and Assignor's participation in any Letters of Credit and Reimbursement Obligations outstanding on the Effective Date, subject to the terms and conditions of this Assignment and Acceptance

     2. Assignor (a) represents and warrants that (i) as of the date hereof its Revolving Credit Commitment (without giving effect to assignments thereof which have not yet become effective) is $5,714,285.72, (ii) as of the date hereof its Term Loan Commitment (without giving effect to assignments thereof which have not yet become effective) is $4,285,714.28, (iii) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (iv) it has no knowledge of the existence of any Default or Event of Default nor is it aware of any waiver of any material provision of any Loan Document having been given and (v) the copies of the Loan Documents provided to it are the most recent versions of such Loan Documents; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (c) agrees to exchange the Promissory Notes referred to in Paragraph 1 above for new Promissory Notes as follows. (i) a Revolving Credit Note dated February 2, 1996, in the principal amount of $5,714,285.72 payable to the order of Assignee, (ii) a Term Loan Note dated February 2, 1996, in the principal amount of $4,285,714.29 payable to the order of Assignee.

     3. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.1(j), 6.1, 6.2 and 6.3 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Lender, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes the Administrative Lender to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance as are delegated to the Administrative Lender by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance are required to be performed by it as a Lender; (e) specifies the addresses set forth in Schedule 1 attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively; and (f) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty.

     4. The effective date for this Assignment and Acceptance shall be February 2, 1996 (the "Effective Date").

     5. Upon such acceptance by the Administrative Lender and the Borrower of the assignment evidenced hereby (Assignor, in its capacity as Administrative Lender, having waived the required payment of the $2,500 processing fee), receipt by Assignee of the fee of $10,000 in immediately available funds from Assignor, as of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance have the rights and obligations of a Lender thereunder and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance by the Administrative Lender and the Borrower of the assignment evidenced hereby, from and after the Effective Date, whenever the Administrative Lender shall receive a payment, or whenever the Administrative Lender shall make an application of funds, in respect of any aggregate outstanding principal amount of the Advances or in respect of any aggregate amount of interest accrued on the Advances, or in respect of the commitment fee (other than a payment or an application of funds in respect of any amount due and owing to any Lender or the Administrative Lender under Sections 2.4(b), 2.9, 5.10, 9.3, 9.5, or 11.2 of the Credit Agreement), the Administrative Lender shall pay over to each of the Lenders an amount equal to (i) such Lender's Pro Rata Share (as deemed below) of such aggregate amount of principal, (ii) such Lender's Pro Rata Share of such aggregate amount of interest, and (ii) such Lender's Pro Rata Share of such aggregate amount of the commitment fee.

   The "Pro Rata Share" of any aggregate amount equal amount means, with respect to such Lender, the amount equal to the product obtained by multiplying (i) such aggregate amount and (ii) a fraction, the numerator of which is such Lender's Commitments, or after the Advances have been made, the principal amount of the Advances owing to such lender and the denominator of which is the sum of the Commitments of all of the Lenders, or after the Advances have been made, the aggregate principal amount of the Advances owing to all of the Lenders.

     7. In the event that, after the Administrative Lender has paid to any Lender its Pro Rata Share of any such payment received by the Administrative Lender or any such application made by the Administrative Lender, such payment or application is rescinded or must otherwise be returned or must be paid over by the Administrative Lender for any reason, such Lender shall, upon notice by the Administrative Lender, forthwith pay back to the Administrative Lender such Lender's Pro Rata Share of the amount so rescinded or so returned or paid over.

     8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

     9.   Assignee's Specified Percentage shall be 28.57142857%.

     10. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                                       ASSIGNOR:

                                       THE DAIWA BANK, LIMITED


                                       By: /s/ Brian M. Smith
                                          ------------------------------
                                          Name:   BRIAN M. SMITH
                                               -------------------------
                                          Title: SENIOR VICE PRESIDENT &
                                                ------------------------
                                                 REGIONAL MANAGER (EAST)


                                       By:
                                          ------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------

                                       ASSIGNEE:

                                       THE SUMITOMO BANK, LTD., CHICAGO
                                       BRANCH

                                       By: /s/ K. Iwasawa
                                          ------------------------------
                                          Name: KATSUYASU IWASAWA
                                               -------------------------
                                          Title: Joint General Manager
                                                ------------------------


Accepted this 2nd day of February, 1996

NATIONSBANK OF TEXAS, N.A.,
as Administrative Lender


By: /s/ Todd Shipley
Name: T. SHIPLEY
     -----------------------------
Title: SVP
      ----------------------------


KEVCO, INC.



By: /s/ Ellis McKinley, Jr.
Name: ELLIS MCKINLEY, JR.
     -----------------------------
Title: VICE PRESIDENT, CFO
      ----------------------------

                                  Schedule I

                               ASSIGNEE'S ADDRESS
                               ------------------



1. Address for the Advances and Receipt of Notices
   -----------------------------------------------

   See Schedule A



   Attention:



2. Initial LIBOR Lending Office
   ----------------------------

   See Schedule A

                                   SCHEDULE A

                          The Sumitomo Bank, Limited
                                     USCBD
                          Assignee Notice Information



  Notice:                     The Sumitomo Bank, Limited
                              USCBD Dallas Office

  Address:                    1601 Elm Street
                              Suite 4250
                              Dallas, TX 75201

                              Attn: Manager

                              Tel:  (214) 979-3205
                              Fax:  (214) 979-0571

  Payment Instructions:       Wire payments to Federal Reserve Bank of Chicago.
                              for the account of The Sumitomo Bank, Limited.
                              Chicago Branch. Account No. 071001850

  Lending Office:             The Sumitomo Bank, Limited
                              USCBD
                              233 South Wacker Drive
                              Chicago, Illinois 60606-6448


                              Attn:  Vice President & Manager-Operations